EXHIBIT 32.1

CERTIFICATION
Pursuant to
18 U.S.C Section 1350 as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Minrad International, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Quarterly Report on Form 10-QSB for the fiscal period ended March 31, 2006 (the Form 10-QSB) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2006	/s/ Zhao Ming
Zhao Ming Chief Executive Officer and President

Dated: May 15, 2006	/s/ Jin Xia
Jin Xia Chief Financial Officer and Treasurer